EXHIBIT 10.47

                                 CRDENTIA CORP.

                AMENDMENT TO RESTRICTED STOCK PURCHASE AGREEMENT

         This Amendment to Restricted Stock Purchase Agreement (this "Amendment") is made as of August 3, 2004 by and among Crdentia Corp., a Delaware corporation (the "Company") and Joseph M. DeLuca ("Stockholder").

                                    RECITALS

         A. On or about October 22, 2002, the Company and Stockholder executed a certain Restricted Stock Purchase Agreement (the "Purchase Agreement") pursuant to which the Company issued to Stockholder 100,000 shares of its Common Stock (the "Shares") in exchange for providing services to the Company as a member of its Board of Directors valued at $700.00.

         B. The Company and Stockholder desire to amend and correct certain terms of the Purchase Agreement to reflect the parties' original intentions with respect to the vesting of the Shares pursuant thereto.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows. Any capitalized terms not otherwise defined herein shall have the meanings given such terms in the Notes:

         1. Amendment and Restatement of Section 5.6.

         Section 5.6 of the Agreement shall be amended and restated in its entirety to read as follows:

                  "5.6     Corporate Transaction.

                           A. Immediately prior to the consummation of any of
                  the following stockholder-approved transactions (a "Corporate Transaction"):

                                    (i) a merger or consolidation in which the
                  Corporation is not the surviving entity,

                                    (ii) the sale, transfer or other disposition
                  of all or substantially all of the Corporation's assets, or

                                    (iii) any transaction (other than an
                  issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation, the Repurchase Right shall automatically
                  lapse in its entirety.

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                           B This Agreement shall not in any way affect the
                  right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets."

         2. Effect of Amendment. Except as expressly amended, restated or consented to in this Amendment, the Purchase Agreement shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and the Purchase Agreement, the terms of this Amendment shall govern and control.

         3. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6. Entire Agreement. This Amendment, together with the Purchase Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

CRDENTIA CORP.

By:      /s/ James D. Durham
     ---------------------------------
      James D. Durham
      Chief Executive Officer


STOCKHOLDER:

   /s/ Joseph M. DeLuca
-------------------------------
Joseph M. DeLuca


                         [SIGNATURE PAGE TO AMENDMENT TO
                      RESTRICTED STOCK PURCHASE AGREEMENT]